Summary Prospectus
May 1, 2026
SunAmerica Series Trust
SA Franklin Systematic U.S. Large Cap Value Portfolio
(Class 1, Class 2 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated May 1, 2026, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain life insurance companies and to other mutual funds. This Summary Prospectus is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://venerable.onlineprospectus.net/funds/sast_sst/. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@corebridgefinancial.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.60%	0.60%	0.60%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.64%	0.79%	0.89%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the
Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$65	$205	$357	$798
Class 2	81	252	439	978
Class 3	91	284	493	1,096
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Value Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large
SunAmerica Series Trust

SA Franklin Systematic U.S. Large Cap Value Portfolio
capitalization companies included in the Index. As of February 28, 2026, the median market capitalization of a company in the Index was approximately $15.978 billion and the largest market capitalization of the companies in the Index was approximately $3.78 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling, and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation metrics. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.
The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.
Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.
During the selection process, the subadviser applies a proprietary ESG (environmental, social and governance) rating methodology to all stocks. The subadviser determines the most relevant underlying Environmental, Social and Governance sub-factors to a company’s returns and risk. These E, S and G sub-factors are assigned a score which, when combined, allow to establish an overall ESG score for each stock. The subadviser seeks to invest in stocks which score high on its multi-factor selection process and also have an ESG score equal to or higher than the median ESG score of the Index. The subadviser may, however, invest up to 10% of the Portfolio’s net assets in stocks which have an ESG score below this threshold, for risk control purposes if necessary, as assessed by the portfolio management team. The Portfolio aims to have high scores to the multifactor selection process and the ESG process that is substantially higher than the Index at each quarterly rebalance.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from
SunAmerica Series Trust

SA Franklin Systematic U.S. Large Cap Value Portfolio
performance in some market environments, which may continue for prolonged periods.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Value Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. The Portfolio’s returns prior to July 12, 2021, as reflected in the bar chart and table, are the returns of the Portfolio when it followed different investment strategies under the name “SA Dogs of Wall Street Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Franklin Advisers, Inc. (“Franklin”) assumed subadvisory responsibility for the Portfolio on July 12, 2021.
(Class 1 Shares)

SunAmerica Series Trust

SA Franklin Systematic U.S. Large Cap Value Portfolio
During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	18.77%
Lowest Quarterly Return:	March 31, 2020	-24.65%
Year to Date Most Recent Quarter:	March 31, 2026	2.15%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	16.92%	11.80%	12.59%
Class 2 Shares	16.70%	11.61%	12.41%
Class 3 Shares	16.68%	11.52%	12.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Franklin.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Chandra Seethamraju, PhD Vice President, Portfolio Manager	2019
Brett Risser, CFA Senior Vice President, Head of Quantitative Equity Portfolio Management	2025
Chris Floyd, CFA Senior Vice President, Portfolio Manager	2025
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and Seasons Series Trust. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
CSP-86703T_782_469_451.10 (5/26)
SunAmerica Series Trust